UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 2, 2014

Simmons First National Corporation
(Exact name of registrant as specified in its charter)

Arkansas	000-06253	71-0407808
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Main Street, Pine Bluff, Arkansas	71601
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (870) 541-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On September 2, 2014 Simmons First National Corporation (the "Company") issued a press release announcing that on August 31, 2014 it completed its acquisition of Delta Trust & Banking Corporation ("Delta Trust") pursuant to a previously announced definitive agreement and plan of merger whereby Delta Trust merged with and into the Company.

Item 7.01. Regulation FD Disclosure.

On September 2, 2014 the Company issued a press release announcing the completion of the Delta Trust acquisition. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit 10.1	Agreement and Plan of Merger by and between Simmons First National Corporation and Delta Trust & Banking Corporation, dated as of March 24, 2014 (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed on March 28, 2014).

Exhibit 99.1.	Press release dated September 2, 2014

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Simmons First National Corporation (Registrant)
September 2, 2014 (Date)	/s/ ROBERT A. FEHLMAN Robert A. Fehlman Sr. Executive Vice President, Chief Financial Officer & Treasurer